UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2020

Arvinas, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38672	47-2566120
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Science Park 395 Winchester Ave. New Haven, Connecticut	06511
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 535-1456

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	ARVN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 29, 2020, the Board of Directors (the “Board”) of Arvinas, Inc. (the “Company”) elected Wendy Dixon, Ph.D. as a director of the Company, effective immediately. Dr. Dixon was appointed as a Class III director and will serve in accordance with the Amended and Restated Bylaws of the Company until the 2021 annual meeting of stockholders and thereafter until her successor is duly elected and qualified or until her earlier death, resignation or removal. Dr. Dixon was also appointed to serve on the Nominating and Corporate Governance Committee of the Board. Following Dr. Dixon’s appointment, the Nominating and Corporate Governance Committee is now comprised of Dr. Dixon, Edward Kennedy, Jr., and Briggs Morrison, M.D. (Chair).

In accordance with the Company’s director compensation program (the “Program”), Dr. Dixon will receive (i) annual cash compensation of $35,000 for her service as a director, (ii) additional annual cash compensation of $5,000 as a member of the Nominating and Corporate Governance Committee and (iii) reimbursement for reasonable travel and other expenses incurred in connection with attending meetings of the Board and committees thereof. In addition, in accordance with the Program, Dr. Dixon was granted a stock option to purchase up to 24,000 shares of the Company’s common stock at a per share exercise price of $31.95, which was the closing price of the Company’s common stock on June 29, 2020, the date of grant. The option will vest monthly in equal amounts over a three-year period following the date of grant, subject to continued service with the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARVINAS, INC.

Date: June 30, 2020	By:	/s/ Sean Cassidy
Sean Cassidy
Chief Financial Officer